Morgan Stanley Income Securities Inc.
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Celgene Corp. 3.950% due 10/15/2020
Purchase/Trade Date:	10/4/2010
Offering Price of Shares: $99.745
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $286,000
Percentage of Offering Purchased by Fund: 0.057
Percentage of Funds Total Assets: 0.17
Brokers: Citi, JPMorgan, Morgan Stanley
Purchased from: JPMorgan
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Securities Purchased:	UIL Holdings Corp. 4.625% due 10/1/2010
Purchase/Trade Date:	10/4/2010
Offering Price of Shares: $99.204
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $825,000
Percentage of Offering Purchased by Fund: 0.183
Percentage of Funds Total Assets: 0.49
Brokers: Morgan Stanley, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ
Purchased from: Banc of America
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Securities Purchased:	Georgia-Pacific LLC 5.400% due 11/1/2020
Purchase/Trade Date:	10/27/2010
Offering Price of Shares: $99.413
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Funds Total Assets: 0.10
Brokers: Deutsche Bank Securities, JPMorgan, BofA Merrill Lynch, Credit Suisse, RBS, Mitsubishi UFJ Securities
Purchased from: JPMorgan
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Securities Purchased:	Kilroy Realty LP 5.00% due 11/3/2015
Purchase/Trade Date:	10/27/2010
Offering Price of Shares: $99.939
Total Amount of Offering: $325,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.138
Percentage of Funds Total Assets: 0.27
Brokers: Barclays Capital, BofA Merrill Lynch, JPMorgan, Mitsubishi
UFJ Securities
Purchased from: Barclays Capital


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Securities Purchased:	Arrow Electronics Inc. 5.125% due 3/1/2021
Purchase/Trade Date:	10/29/2010
Offering Price of Shares: $99.674
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund: 0.086
Percentage of Funds Total Assets: 0.13
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley
Purchased from: Banc of America
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Securities Purchased:	Stanley Black & Decker Inc. PFD 4.250% due
11/17/2015
Purchase/Trade Date:	11/1/2010
Offering Price of Shares: $100.00
Total Amount of Offering: $5,500,000
Amount Purchased by Fund: $1,400
Percentage of Offering Purchased by Fund: 0.025
Percentage of Funds Total Assets: 0.09
Brokers: BofA Merrill Lynch, Citi, JPMorgan, Morgan Stanley
Purchased from: Merrill Lynch
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Securities Purchased:	NCUA Guaranteed Notes 2010 C1 A2 2.900% due
10/29/2020
Purchase/Trade Date:	11/3/2010
Offering Price of Shares: $99.745
Total Amount of Offering: $1,360,800,000
Amount Purchased by Fund: $1,200,000
Percentage of Offering Purchased by Fund: 0.088
Percentage of Funds Total Assets: 1.39
Brokers: BofA Merrill Lynch, Credit Suisse Securities (USA) LLC, Morgan Stanley, CastleOak Securities, LP, CU Investment Solutions Inc., Sandgrain Investment Securities Inc.
Purchased from: Barclays Capital Inc.
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Securities Purchased:	NCUA Guaranteed Notes 2010 C1 APT 2.650% due
10/29/2020
Purchase/Trade Date:	11/3/2010
Offering Price of Shares: $99.802
Total Amount of Offering: $1,786,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Funds Total Assets: 1.05
Brokers: BofA Merrill Lynch, Credit Suisse Securities (USA) LLC, Morgan Stanley, CastleOak Securities, LP, CU Investment Solutions Inc., Sandgrain Investment Securities Inc.
Purchased from: Barclays Capital Inc.



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Securities Purchased:	Dow Chemical Co. 4.250% due 11/15/2020
Purchase/Trade Date:	11/4/2010
Offering Price of Shares: $99.725
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $545,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Funds Total Assets: 0.33
Brokers: Barclays Capital, BNP Paribas, Deutsche Bank Securities, Mitsubishi UFJ Securities
Purchased from: Barclays Capital
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Securities Purchased:	American International Group 6.40% due
12/15/2020
Purchase/Trade Date:	11/30/2010
Offering Price of Shares: $99.741
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Funds Total Assets: 0.23
Brokers: BofA Merrill Lynch, Barclays Capital, Citi, Morgan Stanley Purchased from: Banc of America
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Securities Purchased:	American Tower Corp. 4.500% due 1/15/2018
Purchase/Trade Date:	12/2/2010
Offering Price of Shares: $99.921
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $1,250,000
Percentage of Offering Purchased by Fund: 0.125
Percentage of Funds Total Assets: 0.77
Brokers: Citi, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBC Capital Markets, TD Securities, BNP Paribas, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities USA Inc.
Purchased from: Credit Suisse
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Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $285,000
Percentage of Offering Purchased by Fund: 0.081
Percentage of Funds Total Assets: 0.17
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank, BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets, HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America


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Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Funds Total Assets: 0.13
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America
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Securities Purchased:	First Horizon National Corp. 5.375% due 12/15/2015
Purchase/Trade Date:	12/15/2010
Offering Price of Shares: $99.669
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $270,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Funds Total Assets: 0.17
Brokers: Goldman Sachs, JPMorgan Securities LLC, Morgan Stanley & Co. Incorporated, FTN Financial Securities Corp., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC
Purchased from: Goldman Sachs
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Securities Purchased:	Huntington BancShares Inc. 7.00% due 12/15/2020
Purchase/Trade Date:	12/15/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $280,000
Percentage of Offering Purchased by Fund: 0.093
Percentage of Funds Total Assets: 0.18
Brokers: Goldman Sachs, Morgan Stanley, Sandler O'Neill & Partners, LP
and Barclays Capital
Purchased from: Goldman Sachs
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Securities Purchased:	Allegheny Technologies Inc. 5.950% due 1/15/2021
Purchase/Trade Date:	1/4/2011
Offering Price of Shares: $99.886
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Funds Total Assets: 0.12
Brokers: JPMorgan, Citi, Morgan Stanley, BofA Merrill Lynch, BNY Mellon Capital Markets, LLC, Credit Suisse, HSBC, PNC Capital Markets LLC, Wells Fargo Securities
Purchased from: JPMorgan
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Securities Purchased:	Enterprise Products Operating 5.950% due 2/1/2041
Purchase/Trade Date:	1/4/2011
Offering Price of Shares: $99.317
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $1,400,000
Percentage of Offering Purchased by Fund: 0.187
Percentage of Funds Total Assets: 0.86
Brokers: JPMorgan, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, RBS, Scotia Capital
Purchased from: JPMorgan
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Securities Purchased:	Chevron Phillips Chemical Co. 4.750% due 2/1/2021
Purchase/Trade Date:	1/13/2011
Offering Price of Shares: $99.502
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.058
Percentage of Funds Total Assets: 0.11
Brokers: JPMorgan, RBS, Mitsubishi UFJ Securities, Standard Chartered Bank, DnB NOR Markets, ING, Scotia Capital, SMBC Nikko
Purchased from: Greenwich Capital
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Securities Purchased:	HCP Inc. 5.375% due 2/1/2021
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.479
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.027
Percentage of Funds Total Assets: 0.20
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, Citi, JPMorgan, Barclays Capital, Credit Agricole CIB, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BNY Mellon Capital Markets, LLC, KeyBanc Capital Markets, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp, Moelis & Company
Purchased from: UBS Warburg
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Securities Purchased:	ABN Amro Bank NV 3.000% due 1/31/2014
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.917
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $485,000
Percentage of Offering Purchased by Fund: 0.049
Percentage of Funds Total Assets: 0.30
Brokers: Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated
Purchased from: Banc of America
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Securities Purchased:	Marathon Petroleum Corp. 5.125% due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $170,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Funds Total Assets: 0.11
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan
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Securities Purchased:	Ford Motor Credit Co. LLC 5.75% due 2/1/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $455,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Funds Total Assets:  0.28
Brokers: BofA Merrill Lynch, Deutsche bank Securities, JPMorgan, Morgan
Stanley
Purchased from: Deutsche Securities
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Securities Purchased:	L-3 Communications Corp. 4.95% due 2/15/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $99.429
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $435,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Funds Total Assets:  0.27
Brokers: Barclays Capital, BofA Merrill Lynch, Wells Fargo Securities,
RBS, Deutsche Bank Securities, Mitsubishi UFJ Securities, Credit Agricole CIB, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey, ANZ Securities, BNY Capital Markets, LLC, Comerica Securities, HSBC, SMBC Nikko, US Bancorp
Purchased from: Banc of America
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Securities Purchased:	Wyndham Worldwide Corp. 5.625% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.230
Percentage of Funds Total Assets: 0.35
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, Deutsche Bank Securities, Goldman, Sachs & Co., RBS, Scotia Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US Bancorp, BBVA Securities, SMBC Nikko Purchased from: JPMorgan
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Securities Purchased:	Digital Realty Trust LP 5.250% due 3/15/2021
Purchase/Trade Date:	3/1/2011
Offering Price of Shares: $99.775
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.138
Percentage of Funds Total Assets: 0.34
Brokers: Morgan Stanley, Citi, BofA Merrill Lynch, Credit Suisse,
Deutsche Bank Securities, JPMorgan, RBC Capital Markets, RBS, RBC
Capital Markets
Purchased from: Banc of America
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Securities Purchased:	GMAC Capital Trust PFD 8.125% due 2/15/2040
Purchase/Trade Date:	3/2/2011
Offering Price of Shares: $25.000
Total Amount of Offering: 106,680,000 shares
Amount Purchased by Fund: 10,950 shares
Percentage of Offering Purchased by Fund: 0.010
Percentage of Funds Total Assets: 0.17
Brokers: Citi, Deutsche Bank Securities, JPMorgan, Morgan Stanley,
Barclays Capital, Goldman, Sachs & Co., Aladdin Capital LLC, CastleOak Securities, L.P., Blaylock Robert Van, LLC, C.L. King & Associates,
Loop Capital Markets
Purchased from: JPMorgan
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Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $685,000
Percentage of Offering Purchased by Fund: 0.196
Percentage of Funds Total Assets: 0.42
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment
Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc.,
Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley,
RBS
Purchased from: Credit Suisse Securities


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Securities Purchased:	Dexus Diversified Trust 5.600% due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.230
Percentage of Funds Total Assets: 0.35
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche Bank Securities, HSBC
Purchased from: Banc of America
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Securities Purchased:	Willis Group Holdings PLC 4.125% due 3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.108
Percentage of Funds Total Assets: 0.20
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan Stanley, Willis Capital Markets & Advisory, Citi, BofA Merrill Lynch, JPMorgan, Keefe, Bruyette & Woods, RBS, SunTrust Robinson Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.
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Securities Purchased:	Quest Diagnostics Inc. 3.200% due 4/1/2016
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.907
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Funds Total Assets: 0.23
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan, Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland
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Securities Purchased:	Quest Diagnostics Inc. 4.70% due 4/1/2021
Purchase/Trade Date:	3/21/2011
Offering Price of Shares: $99.833
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.068
Percentage of Funds Total Assets: 0.23
Brokers: Morgan Stanley, Goldman, Sachs & Co., RBS, JPMorgan, Wells Fargo Securities, Credit Agricole CIB, BofA Merrill Lynch, Mitsubishi UFJ Securities
Purchased from: Royal Bank of Scotland

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Securities Purchased:	Nationwide Financial Services 5.375% due
3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.096
Percentage of Funds Total Assets: 0.35
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P. Purchased from: JPMorgan
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Securities Purchased:	Gilead Sciences Inc. 4.500% due 4/1/2021
Purchase/Trade Date:	3/23/2011
Offering Price of Shares: $99.142
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $490,000
Percentage of Offering Purchased by Fund: 0.049
Percentage of Funds Total Assets:  0.30
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Leerink Swann
Purchased from: JPMorgan
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Securities Purchased:	Wells Operating Partnership II, L.P. 5.875% due
4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $1,000,000
Percentage of Offering Purchased by Fund: 0.400
Percentage of Funds Total Assets: 0.61
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets, Morgan Keegan, PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan